T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Tax-Efficient Funds
--------------------------------------------------------------------------------
                                  August 31, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
-----------------
     * Despite high volatility in the technology sector, the broad market posted strong gains during the six months ended August 31. Municipal bonds also rallied.
     * The Tax-Efficient Balanced Fund delivered excellent performance, exceeding the returns of both benchmarks during the past 6- and 12-month periods.
     * The Tax-Efficient Growth Fund also rose strongly in both periods and outperformed both its new Lipper category and the S&P 500 Stock Index.
     * Though overall valuations remain high, many quality stocks are available at reasonable prices. The outlook for tax-exempt bonds is also positive barring any increase in inflation.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Despite aggressive Federal Reserve rate hikes, the collapse of most "dot-com" stocks, and a wrenching but short-lived 37% plunge in the Nasdaq Composite, the six months ended August 31 were rewarding for long-term investors in both stocks and municipal bonds. Gone was the heady exuberance of last year, but gone too was a market where only technology stocks performed well and bonds declined. Instead, tax-exempt bonds bounced back smartly and stock market participation broadened to include previously neglected sectors. Performance was strong for the Tax-Efficient Funds in both relative and absolute terms.

MARKET ENVIRONMENT
------------------

                 30-Year AAA          5-Year AAA          1-Year Moody's
              General Obligation   General Obligation  Investment Grade Note 1
8/31/1999           5.60                  4.40                 3.75
                    5.70                  4.43                 3.75
                    5.89                  4.58                 3.95
11/30               5.87                  4.53                 3.95
                    5.93                  4.68                 4.10
                    6.03                  4.90                 4.10
2/29                5.90                  4.94                 4.20
                    5.69                  4.82                 4.30
                    5.80                  4.96                 4.35
5/31                5.91                  5.04                 4.70
                    5.72                  4.74                 4.35
                    5.60                  4.58                 4.30
8/31/2000           5.50                  4.43                 4.30


     The Fed's determination to keep inflation in check appears to be paying off. Six interest rate hikes since June 1999 -- including increases totaling a full percentage point in the first half of 2000 -- appear to have the economy on track to meet the central bank's expressed goal of a soft landing. While rising rates hit bond markets hard in 1999 and early in 2000, the Fed's anti-inflationary medicine proved to be a tonic for bonds beginning in the spring, and since May investors have shown confidence that the Fed's monetary policy will result in a favorable environment for bonds.

     The rate hikes also injected a note of sobri-ety into equity markets. The Standard & Poor's 500 Stock Index gained just 4% in the first eight months of the year, the Nasdaq rose nearly 7%, and the Dow Jones Industrial Average fell slightly. Those returns are not only far from the stellar results of the past few years, but have been accompanied by wild price swings, especially in the March-June period. The heightened volatility in stocks increased the allure of the steadier bond markets, especially for more conservative investors.

     Municipal bond yields fell as prices rose due to heavy demand from buyers enticed by high taxable-equivalent yields and a diminished supply of available issues. New issues were down 20% nationally through August versus the same period last year as a result of higher borrowing costs and the lower borrowing needs of state and local governments.

     As discussed in our last letter, investors in early 2000 lowered their sights for most Internet-related stocks and broadened their investment horizons to include more so-called Old Economy stocks. This new attitude -- enforced by Fed rate hikes and the punishing decline of many Internet and new-age telecommunications stocks -- was manifest in the outperformance of value and mid-cap stocks during the six months ended August 31. The Standard & Poor's 500/Barra Value Index surged 15.33% during the period compared with a gain of 8.81% for the S&P 500/Barra Growth Index. The S&P 500 Stock Index as a whole gained a healthy 11.73% after a difficult start to the year, while the S&P MidCap Index vaulted 18.34%. The technology-dominated Nasdaq, meanwhile, fell 10.44% during the past six months, giving back nearly all of its January and February advance.

*****************************
The market landscape
was full of pitfalls
during this period.
*****************************

     The market landscape was full of pitfalls during this period. Momentum investing, fear and greed, and a strong residual impulse to find profits in the New Economy led to stark divergences in performance among the market's most well-known names. Thus Microsoft plunged following an initial adverse development in its federal antitrust case, while Intel surged. (In fact,
Microsoft's decline helped precipitate the Nasdaq's steep correction, which began in March.) Corning, once perceived as a stodgy old-line company, is now highly valued as a dominant supplier of optical communications infrastructure. By contrast, Amazon.com, once synonymous with Internet commerce, now faces significant questions about its viability. With profit prospects uncertain and valuations extraordinarily high among many New Economy companies, investors shifted focus to the infrastructure providers expected to benefit regardless of who succeeds in e-commerce. Companies that make communica-tions chips were generally strong, such as Altera and Maxim Integrated Products, though bellwether Texas Instruments declined. And while wireless communications is one of the buzzwords of the New Economy, static has developed over the rollout of new services and the soaring cost of buying spectrum licenses at government auctions. Wireless leaders Vodafone, Nokia, Ericsson, and Motorola performed poorly during the period.

     Expectations of slowing consumer spending hurt retail stocks such as Home Depot, but related assumptions that an end to Fed rate hikes may be near spurred financial stocks like Citigroup, Northern Trust, State Street, and Mellon Financial. Fast-paced consolidation also boosted the financial sector. Among many other significant transactions, Charles Sch wab purchased wealth manager U.S. Trust during the period.

     Despite the strong economy, the operating environment proved challenging for many leading companies. Procter & Gamble, Computer Associates, BMC Software, and Lucent Technologies each announced significantly worse than expected results, and the stocks were punished.

INVESTMENT STRATEGY
-------------------
     Our equity investment approach for both funds is stable and we have not made any significant changes in strategy. The equity portfolios are broadly diversified and structured similarly to other large-cap core funds,1 but do have important differences, as illustrated by the portfolio characteristics tables that appear in our discussion of each fund. (In past reports, we have compared our equity portfolios to the Lipper Growth Funds Average, but Lipper now places the Tax-Efficient Growth Fund in its new category of Large-Cap Core Funds Average, as discussed in our report on that fund's performance.)

     Whereas our approach was typically less aggressive than that of the average growth fund, it is somewhat more aggressive than that of the average large-cap core fund. Market capitalization is in line with that of the S&P 500 and large-cap core funds. However, we do have modest exposure to smaller companies. We have higher return on capital than the S&P 500 and other large-cap core funds, as well as a higher price/earnings (P/E) ratio, a higher anticipated long-term growth rate, and a lower yield. A high return on capital that is sustainable is one of our most important criteria. The funds remain fully invested, and we construct the best buy-and-hold portfolio we can focusing on companies that have strong market positions, good growth prospects, and reasonable valuations. Our greater P/E ratio reflects the superior return on capital as well as our focus on investing in established market leaders and companies with strong and defensible competitive advantages. Our beta (a measure of volatility) is lower than that of other growth funds, but higher than the S&P 500's.

     1 Comparisons to the Lipper Large-Cap Core Fund Index use calculations by T. Rowe Price based on the most current available data from Lipper Inc.


     One hallmark of our approach is to try to make our longer time horizons work for us. Investors not concerned with tax efficiency often have a tendency to look for investments that will appreciate significantly in the short run, perhaps within six months or a year. Stocks with no "catalyst" are overlooked. Our belief, however, is that over time the market will get the pricing right. Several examples illustrate how we implement this strategy. For instance, Fannie Mae and Freddie Mac, the government-sponsored mortgage-lending corporations charged with expanding access to affordable housing loans, are precisely the type of companies that attract us. Yet they have been out of favor for more than a year, first because of rising interest rates and now because of political controversy. Competitors are lobbying Congress to limit their activities. We expect this political tempest to largely blow over. When it does, investors will once again focus on the investment characteristics we find compelling, such as the durable, mid-teens growth rates of Fannie and Freddie, their status as bona fide blue chip financial services firms, and, most importantly, the value they deliver to consumers. Both companies are significant investments for the Tax-Efficient Funds.

     Health care remains the third-largest sector of both equity portfolios, and health care stocks remain attractively valued. The sector faces significant political risk in the near term, however, particularly in relation to the presidential race and rhetoric about greater government involvement in drug pricing. We believe that, in the end, the U.S. will not want to socialize its health care system, and Americans will remain willing to pay for innovation and recognize the overall savings that new drug treatments can provide for the health care system.

     In our last report, we touched on consumer nondurables, and the sector remains very attractively valued. While companies such as Coca-Cola, Pepsi, and Wrigley offer more moderate growth rates than we typically look for, they also have a high probability of sustaining those growth rates over time.

     Both funds have been highly tax-efficient since inception, and should remain so going forward. This is a result of both our buy-and-hold philosophy and our aggressive "harvesting" of losses. When our stock selections don't work out, we sell losing positions to realize tax losses on behalf of shareholders. Selling losers is also a good investment discipline, and provides a good "cooling off" period during which we can reassess our opinion when our original investment hypothesis isn't working. It is not unusual for us to repurchase a stock that we earlier sold for a loss, but in almost all cases we do so only after 30 days have passed, so that we can comply with the Internal Revenue Service's "wash sale" rule and still deduct the loss.

     The flip side of selling our losers is letting our winners run, also called a buy-and-hold strategy. Investors who focus on pretax returns tend to incur large capital gains liabilities as a result of frequent trading. It is our belief that few investors can trade actively and still beat the averages on an after-tax basis. Our impressive record, with both funds, of minimizing realized capital gains clearly demonstrates that indexing is not the only way to invest in a tax-efficient manner.

TAX-EFFICIENT BALANCED FUND
---------------------------

PERFORMANCE COMPARISON
----------------------
Periods Ended 8/31/00         6 Months    12 Months

Tax-Efficient Balanced Fund     10.86%      19.88%

Lipper Balanced Funds Average    8.47       12.25

Combined Index Portfolio *       9.26       11.56

     *    An  unmanaged  portfolio  of 48% stocks (S&P 500 Stock
          Index) and 52% bonds (Lehman Municipal Bond Index).


     Performance was excellent in both absolute and relative terms during the past six and 12 months, aided by a healthy advance in blue chip stocks, strong stock selection, and a powerful rebound in municipal bond prices.

     The Tax-Efficient Balanced Fund gained 10.86% and 19.88% in each period, respectively, as shown in the table, well ahead of our benchmarks even on a pretax basis. Balanced funds generally have a higher equity exposure than your fund (usually about 60%), typically invest in taxable bonds, and most do not employ tax-efficient strategies. We typically maintain a 48% allocation to stocks since we are required to keep at least 50% of the fund in municipal securities at all times to retain the tax-exempt status of our bond income. Since inception on June 30, 1997, the fund has posted average annual compound total returns of 16.23% before taxes, compared with 11.42% for the Lipper Balanced Funds Average and 12.78% for the Combined Index Portfolio. Your fund was 99.3% tax-efficient for investors in the 39.6% federal tax bracket during the past 12 months, and has been 99.1% tax-efficient since inception. Therefore, on an after-tax basis, relative performance is even better, especially against the Lipper category.

     We will again make a modest taxable dividend distribution at calendar year-end, though we do not expect to make any capital gain distributions; indeed, we have made none in the fund's history. The fund has built a loss carryforward of about $1.36 million, or 2.7% of assets. This carryforward will be used in the future to offset capital gains that the fund incurs so they are not passed on to you.

EQUITY PORTFOLIO CHARACTERISTICS
--------------------------------
                                Tax-Efficient
As of 8/31/00                   Balanced Fund         S&P 500
-------------                   -------------         -------
Earnings Growth Rate
Past 5 Years                        22.1%              15.4%
Projected 5 Years *                 19.9               14.7

Profitability - Return on
Equity Latest 12 Months             24.7               23.5

Dividend Yield on Stocks             0.6                1.1

P/E Ratio (Based on Next 12
Months' Estimated Earnings)         38.9X              30.6X

Market Capitalization (mil)        78,747             92,883

     *    Earnings forecasts are based on estimates by I/B/E/S
          International and are in no way indicative of future investment returns.

     Technology remains the largest sector in the equity portfolio, and stock selection within that group aided results over the past six months. As we indicated in our last letter, though the fundamentals in this group are strong, valuations, in general, are full. Most of our new purchases have been in other sectors over the past six months, as discussed in the Investment Strategy section. Our emphasis on established, market-leading technology companies and avoidance of more speculative stocks served us well during the period, as we had virtually no direct exposure to pure Internet stocks. Among our best contributors were chip companies Intel, Altera, and Maxim Integrated Products. Fiber optic cable and components maker Corning and network computing storage leader EMC also added significantly to performance.

     By the same token, blue chip technology companies Microsoft, Texas Instruments, Computer Associates, Lucent Technologies, Motorola, and Ericsson dominated our list of worst detractors. Each faces significant challenges in the near term. We remain committed to them because we like their longer-term fundamentals.

       ******************************************************************

     Sector Diversification chart. Pie chart with wedges as follows: Investment Grade Municipal Bonds, 44%; Noninvestment Grade Municipal Bonds, 4%; Large-Cap Stocks, 45%; Mid- and Small-Cap Stocks, 1%; International Stocks, 2%; Other and Reserves, 4%.

       ******************************************************************

     Overweighting the financial services sector against the S&P 500 also added to performance. As discussed in our last report, we emphasized niche companies that dominate their respec-tive markets and generate attractive returns on capital. Six months ago, the sector was struggling under the weight of Fed rate hikes. Since then, however, holdings like diversified giant Citigroup and trust bank Northern Trust have surged. Our position in U.S. Trust soared due to its acquisition by Charles Schwab, an outstanding organization that is building an incredible franchise. During the past six months, we added materially to our holdings in Freddie Mac and, to a lesser extent, Fannie Mae. Both stocks are trading at attractive valuations because of political concerns that we consider temporary.

     Municipal bonds outperformed taxable issues during the past six months, which aided results versus the Lipper Balanced Funds Average. In addition, our portfolio of tax-exempt bonds outperformed the Lehman Municipal Bond Index and the Lipper General Municipal Debt Funds Average for the period. Our longer duration posture aided results. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.) With tax-exempt yields at their highest levels in years at the beginning of the period, we modestly lengthened portfolio duration to lock in a higher income stream and benefit from potential price appreciation if rates fell, which they did. As yields declined during the summer, however, we shifted back to a slightly more conservative interest rate posture.

     In the bond portion of the fund, we generally maintain a balance between higher-coupon, premium-priced bonds, which bolster income, and lower-coupon, discounted bonds, which have better appreciation potential when rates fall. Recently, we have directed cash flows toward higher-coupon bonds, focusing on income more than potential price appreciation. This approach should moderate portfolio volatility, particularly in a rising rate environment. We continue to be fully invested in order to maximize shareholder income. As on the equity side, we try to identify bonds that we feel can be owned for the long term, including those that are noncallable. Though these bonds pay slightly less income, this approach helps us keep turnover -- and therefore realized capital gains -- to a minimum. Though we like to limit trading activity, interest rate volatility early in the period gave us ample opportunity to realize losses by selling bonds that had declined in value.

TAX-EFFICIENT GROWTH FUND
-------------------------


PERFORMANCE COMPARISON
----------------------
Periods Ended 8/31/00         6 Months    12 Months
---------------------         --------    ---------
Tax-Efficient Growth Fund       14.42%      27.86%

Lipper Large-Cap Core
Funds Average                   10.69       21.62

S&P 500 Stock Index             11.73       16.32


     The Tax-Efficient Growth Fund posted excellent gains in both absolute and relative terms during the 6- and 12-month periods ended August 31, 2000, as shown in the table. Performance handily exceeded that of both the S&P 500 Index and our new peer group, the Lipper Large-Cap Core Funds Average, which we introduce in this report. Your fund also outperformed the 8.71% six-month gain of its former benchmark, the Lipper Growth Funds Average, but lagged its 31.52% advance over 12 months. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios, and other valuation measures. The Tax-Efficient Growth Fund takes a somewhat more aggressive approach to investing than the average competitor in the Lipper Large-Cap Core Funds Average, while our style is less aggressive than that represented by the Lipper Growth Funds Average.

     Our avoidance of the more speculative and less seasoned companies in the technology sector explains both our underperformance of the Lipper Growth Funds Average over the past 12 months and our outperformance in the past six months. In the past year, the fortunes of aggressive growth funds have soared along with the exceptional performance of technology and Internet stocks in the fourth quarter of 1999 and the first two months of this year. More recently, however, many aggressive funds have stumbled along with many of last year's highflying stocks.

     It's important to note that because of our long-term, buy-and-hold investment philosophy, performance over short time periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns. Still, results like those of the past six and 12 months -- when the fund outperforms its benchmarks on a pretax basis -- are particularly encouraging to us. Our thesis has always been that investors need not sacrifice performance in the pursuit of tax efficiency, and that therefore this strategy is also appropriate for tax-deferred accounts. Since inception 13 months ago, the fund has made no distributions, so our after-tax returns are the same as our pretax returns. Thus our tax efficiency is 100%, meaning that after-tax performance is even better when compared with our competitors who focus on pretax performance. At the end of this year, we do expect to make a modest taxable income distribution. We hope to avoid capital gain distributions for as long as possible, however, and have built a loss carryforward of about $5.2 million (5.8% of fund assets) that will be used to offset future capital gains.


PORTFOLIO CHARACTERISTICS
-------------------------
                              Tax-Efficient
As of 8/31/00                   Growth Fund     S&P 500
-------------                   -----------     -------
Earnings Growth Rate
Past 5 Years                       19.5%         15.4%

Projected 5 Years*                 18.4          14.7

Profitability - Return on
Equity Latest 12 Months            24.6          23.5

Dividend Yield on Stocks            0.7           1.1

P/E Ratio (Based on Next 12
Months' Estimated Earnings)        34.3X         30.6X

Market Capitalization (mil)       78,747        92,883


     *    Earnings forecasts are based on estimates by I/B/E/S
          International and are in no way indicative of future investment returns.

     Technology is our largest sector at 36% of net assets. Our focus on semiconductors and Internet infrastructure was rewarded as chipmakers Intel and Altera, fiber optic leader Corning, and network storage provider EMC were among our top contributors. However, we were not able to sidestep all the landmines in the technology sector, even among profitable, blue chip companies. Computer Associates, Microsoft, Lucent Technologies, Motorola, Texas Instruments, and BMC Software were all among our top detractors to performance. Among our significant purchases during the period were Nokia and a new position in Nortel Networks. Both will help to build the worldwide infrastructure for next-generation wireless services, while Nortel is also a leader in the cutting-edge field of optical networking.


       ******************************************************************

     Sector  Diversification  chart.  Pie chart with eight  wedges,  as follows:
Technology, 36%; Financial, 21%; Health Care, 14%; Consumer Nondurables, 7%; Consumer Discretionary, 7%; Retail, 5%; Business Services, 4%; All Other, 6%.

       ******************************************************************


     Our second-largest sector is financial services, at 21% of net assets, and our overweight position in the sector helped drive performance. We have emphasized, in most cases, market-leading companies with recurring revenues and high returns on capital. This paid off in outstanding performance from banks such as State Street, Mellon Financial (parent of Mellon Bank and Dreyfus mutual funds), Northern Trust, and U.S. Trust, which was acquired by discount broker Charles Schwab during the period. Many of these financial services companies have since become fully valued, in our view. We added significantly to our holdings in Fannie Mae and Freddie Mac, which have lagged of late due to political concerns.

OUTLOOK
-------
     The market environment is significantly more healthy today than late last year and early this year, when investors threw caution to the wind and the Fed felt compelled to take away the punch bowl. Words like risk, operating earnings, and business model have once again become important on Wall Street. Investors have become more discriminating and will no longer buy every new "dot-com" company that comes along. More traditional companies, like those in financial services and health care, have gained new respect. At the same time, any hint of disappointment causes some investors to scurry for the exits. Unexpected weakness in the European single currency, the euro, combined with rising oil prices, has created a more challenging operating environment for many companies, and many have warned of shortfalls ahead. The net result is that despite high overall market valuations, we still have no trouble finding attractively valued, market-leading companies with bright prospects in which to invest for the long term.

     While the higher price of oil has not yet caused significant deterioration in the inflation outlook, it is acting like a tax on consumer activity. Slower consumer demand growth and the reduced pace of inventory accumulation will continue to restrain production and hiring. Energy price pressures may persist, but the other costs should continue to ease as production growth moderates. As a result, it appears increasingly likely that the Fed has succeeded in slowing economic activity to a more sustainable level, and may be done raising interest rates for the foreseeable future.

     We began the year believing that the municipal market was substantially undervalued after a particularly weak period in late 1999. Municipal bonds have recovered much ground in 2000, and we expect performance to be more in line with the taxable bond markets going forward. T he economic backdrop suggests stable to improving municipal bond prices. Yields on municipal bonds remain attractive compared with taxable yields.

Respectfully submitted,

/s/

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee, Tax-Efficient Balanced Fund

/s/

Donald J. Peters
Cochairman of the Investment Advisory Committee, Tax-Efficient Balanced Fund Chairman of the Investment Advisory Committee, Tax-Efficient Growth Fund

September 22, 2000

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
LARGEST HOLDINGS
----------------
TAX-EFFICIENT BALANCED FUND
---------------------------
                                         Percent of
                                         Net Assets
                                           8/31/00
                                           -------
STOCKS
------
Intel                                        2.5%
Cisco Systems                                1.8
GE                                           1.6
Maxim Integrated Products                    1.6
Oracle                                       1.6
Microsoft                                    1.2
Pfizer                                       1.2
Linear Technology                            1.2
Altera                                       1.2
Charles Schwab                               1.2

Total                                       15.1%

BONDS
-----
District of Columbia                         3.1%
Georgia                                      2.2
Massachusetts Water Pollution                2.1
Baltimore                                    2.1
West Virginia                                2.0
New York City Transitional
Finance Authority                            2.0
Florida Board of Education                   2.0
Dallas County Utility and
Reclamation District                         2.0
Michigan Hospital Finance Authority          2.0
Puerto Rico Electric Power Authority         1.9

Total                                       21.4%

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
TAX-EFFICIENT BALANCED FUND
---------------------------
                                                      Percent of    Percent of
                                                      Net Assets    Net Assets
                                                         2/29/00       8/31/00
                                                         -------       -------
STOCKS
------
Technology                                                 22%            20%
Financial                                                   8             10
Health Care                                                 6              6
Consumer Discretionary                                      3              3
Retail                                                      3              3
Consumer Nondurables                                        3              2
Industrial                                                  2              2
All Other                                                   2              3

Total                                                      49%            49%

BONDS AND RESERVES
------------------
General Obligation - State                                  6%             8%
Dedicated Tax Revenue                                       7              7
Water and Sewer Revenue                                     5              7
Nuclear Revenue                                             7              5
General Obligation - Local                                  1              4
Hospital Revenue                                            6              3
Housing Finance Revenue                                     5              3
Electric Revenue                                            2              3
Air and Sea Transportation Revenue                          -              2
All Other                                                   8              5
Reserves                                                    4              4

Total                                                      51%            51%

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
                                                                   Percent of
                                                                   Net Assets
                                                                      8/31/00
-------------------------------------------------------------------------------
  Intel                                                                   4.0%
-------------------------------------------------------------------------------
  Cisco Systems                                                           3.9
-------------------------------------------------------------------------------
  GE                                                                      2.9
-------------------------------------------------------------------------------
  Microsoft                                                               2.9
-------------------------------------------------------------------------------
  Pfizer                                                                  2.6
-------------------------------------------------------------------------------
  Oracle                                                                  2.5
-------------------------------------------------------------------------------
  Charles Schwab                                                          2.2
-------------------------------------------------------------------------------
  Freddie Mac                                                             2.1
-------------------------------------------------------------------------------
  Citigroup                                                               2.0
-------------------------------------------------------------------------------
  Fannie Mae                                                              2.0
-------------------------------------------------------------------------------
  Time Warner                                                             1.8
-------------------------------------------------------------------------------
  Mellon Financial                                                        1.8
-------------------------------------------------------------------------------
  Johnson and Johnson                                                     1.8
-------------------------------------------------------------------------------
  Northern Trust                                                          1.7
-------------------------------------------------------------------------------
  Wal-Mart                                                                1.7
-------------------------------------------------------------------------------
  State Street                                                            1.7
-------------------------------------------------------------------------------

  Corning                                                                 1.6
-------------------------------------------------------------------------------
  EMC                                                                     1.6
-------------------------------------------------------------------------------
  Merck                                                                   1.6
-------------------------------------------------------------------------------
  Marsh and McLennan                                                      1.5
-------------------------------------------------------------------------------
  American International Group                                            1.5
-------------------------------------------------------------------------------
  Altera                                                                  1.4
-------------------------------------------------------------------------------
  Sun Microsystems                                                        1.4
-------------------------------------------------------------------------------
  Texas Instruments                                                       1.4
-------------------------------------------------------------------------------
  Nortel Networks                                                         1.3
-------------------------------------------------------------------------------
  Total                                                                  50.9%

  Note: Table excludes reserves.

================================================================================
T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
6 Months Ended 8/31/00

TEN BEST CONTRIBUTORS
---------------------
Intel                                 13 cents
Corning                                9
Citigroup                              9
GE                                     9
State Street                           8
Charles Schwab                         8
Mellon Financial                       8
EMC                                    8
Northern Trust                         7
Altera                                 7
Total                                 86 cents

TEN WORST CONTRIBUTORS
----------------------
Computer Associates                   -9 cents
Microsoft                              8
Symbol Technologies                    6
Lucent Technologies                    4
Procter & Gamble                       4
Motorola                               4
Texas Instruments                      4
BMC Software                           4
Vodafone                               3
Home Depot                             3
Total                                -49 cents

12 Months Ended 8/31/00

TEN BEST CONTRIBUTORS
---------------------
Oracle                                 28 cents
Cisco Systems                          24
Intel                                  23
Corning *                              18
Sun Microsystems                       14
Altera                                 13
GE                                     13
EMC                                    13
Northern Trust                         12
State Street                           11
Total                                 169 cents

TEN WORST CONTRIBUTORS
----------------------
Microsoft                             -9 cents
Computer Associates                    7
Lucent Technologies                    7
Procter & Gamble                       6
Freddie Mac                            5
BMC Software                           5
Mattel **                              4
Bristol-Myers Squibb                   4
Fannie Mae                             3
Gillette                               3
Total                                -53 cents

   *   Position added
   **  Position eliminated

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EFFICIENT BALANCED FUND
---------------------------
            Combined Index      Tax-Efficient
              Portfolio         Balanced Fund
              ---------         -------------
6/30/1997       10000               10000
8/31/1997       10192               10233
8/31/1998       11107               11170
8/31/1999       13121               13435
8/31/2000       14638               16106


TAX-EFFICIENT GROWTH FUND
-------------------------
                                     Lipper Growth        Tax-Efficient
                     S&P 500         Funds Average         Growth Fund
                     -------         -------------         -----------
7/30/1999             10000               10000               10000
8/31/1999              9951                9908                9870
8/31/2000             11574               12053               12620


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                            Since     Inception
Periods Ended 8/31/00             1 Year    3 Years     Inception          Date
---------------------             ------    -------     ---------     ---------
Tax-Efficient Balanced Fund       19.88%     16.32%       16.23%        6/30/97

Tax-Efficient Growth Fund         27.86          -        23.86         7/30/99

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
-----------------------------------------                              Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                               6 Months       Year               6/30/97
                                  Ended      Ended               Through
                                8/31/00    2/29/00    2/28/99    2/28/98
NET ASSET VALUE
Beginning of period           $   13.76  $    12.72  $  11.34   $  10.00
---------------------------------------------------------------------------
Investment activities
  Net investment income (loss)     0.15        0.25*     0.24*      0.15*
  Net realized and
  unrealized gain (loss)           1.34        1.06      1.38       1.34
---------------------------------------------------------------------------
  Total from
  investment activities            1.49        1.31      1.62       1.49
---------------------------------------------------------------------------
Distributions
  Net investment income           (0.14)      (0.27)    (0.24)     (0.15)
---------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $   15.11  $    13.76  $  12.72   $  11.34

Ratios/Supplemental Data
Total return**                    10.86%     10.42%*    14.45%*    14.96%*
---------------------------------------------------------------------------
Ratio of total expenses to
average net assets                1.00%+     1.00%*     1.00%*     1.00%*+
---------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                        2.08%+     1.99%*     2.03%*     2.31%*+
---------------------------------------------------------------------------
Portfolio turnover rate          30.1%+     40.0%      19.8%      12.5%+
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $  51,148  $  43,248   $ 33,767   $ 17,714
---------------------------------------------------------------------------

** Total return reflects the rate that an investor would hearned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of 1.00% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Growth Fund
---------------------------------------                               Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
                                               6 Months           7/30/99
                                                  Ended           Through
                                                8/31/00           2/29/00
NET ASSET VALUE
Beginning of period                          $    11.03          $  10.00
----------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                    (0.02)            (0.01)*
  Net realized and
  unrealized gain (loss)                           1.61              1.04
----------------------------------------------------------------------------
  Total from
  investment activities                            1.59              1.03
----------------------------------------------------------------------------
NET ASSET VALUE
End of period                                $    12.62          $  11.03

Ratios/Supplemental Data
Total return**                                    14.42%            10.30%*
----------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                1.10%+            1.10%*+
----------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                       (0.31)%+          (0.11)%*+
----------------------------------------------------------------------------
Portfolio turnover rate                          12.8%+            23.4%+
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $   89,924          $ 72,336

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
-----------------------------------------
Unaudited                                                       August 31, 2000

STATEMENT OF NET ASSETS
-----------------------                                 Shares/Par       Value
                                                              In thousands

COMMON STOCKS  48.5%
FINANCIAL  9.9%
Banks  4.3%
Bank of New York                                           3,900   $     205
-------------------------------------------------------------------------------
Citigroup                                                  9,500         555
-------------------------------------------------------------------------------
Mellon Financial                                           7,000         317
-------------------------------------------------------------------------------
Northern Trust                                             6,000         506
-------------------------------------------------------------------------------
State Street                                               3,200         377
-------------------------------------------------------------------------------
Wells Fargo                                                5,100         220
-------------------------------------------------------------------------------
                                                                       2,180
-------------------------------------------------------------------------------
Financial Services  3.3%
American Express                                           7,800         461
-------------------------------------------------------------------------------
Equifax                                                    1,500          38
-------------------------------------------------------------------------------
Fannie Mae                                                 7,800         419
-------------------------------------------------------------------------------
Freddie Mac                                                9,400         396
-------------------------------------------------------------------------------
Marsh & McLennan                                           2,950         350
-------------------------------------------------------------------------------
                                                                       1,664
-------------------------------------------------------------------------------
Life & Health Insurance  0.1%
American General                                             600          44
-------------------------------------------------------------------------------
                                                                          44
-------------------------------------------------------------------------------
Property & Casualty Insurance  0.9%
AMBAC                                                      1,200          78
-------------------------------------------------------------------------------
American International Group                               4,359         388
-------------------------------------------------------------------------------
                                                                         466
-------------------------------------------------------------------------------
Securities & Asset Management  1.3%
Charles Schwab                                            15,435         589
-------------------------------------------------------------------------------
Franklin Resources                                         1,800          68
-------------------------------------------------------------------------------
                                                                         657
-------------------------------------------------------------------------------
Total Financial                                                        5,011
-------------------------------------------------------------------------------

CONSUMER NONDURABLES  2.3%
Home Products  0.6%
Avon                                                       1,700          67
-------------------------------------------------------------------------------
Colgate-Palmolive                                          3,200         163
-------------------------------------------------------------------------------
Gillette                                                   2,300          69
-------------------------------------------------------------------------------
                                                                         299
-------------------------------------------------------------------------------
Beverages  0.8%
Coca-Cola                                                  5,100   $     268
-------------------------------------------------------------------------------
PepsiCo                                                    3,700         158
-------------------------------------------------------------------------------
                                                                         426
-------------------------------------------------------------------------------
Food  0.5%
General Mills                                              1,900          61
-------------------------------------------------------------------------------
Sysco                                                      3,500         148
-------------------------------------------------------------------------------
Wrigley                                                      600          44
-------------------------------------------------------------------------------
                                                                         253
-------------------------------------------------------------------------------
Apparel & Textiles  0.1%
NIKE (Class B)                                             1,600          63
-------------------------------------------------------------------------------
                                                                          63
-------------------------------------------------------------------------------
Alcohol  0.3%
Anheuser-Busch                                             1,700         134
-------------------------------------------------------------------------------
                                                                         134
-------------------------------------------------------------------------------
Total Consumer Nondurables                                             1,175
-------------------------------------------------------------------------------

TECHNOLOGY  20.1%
Electronic Equipment  1.3%
Agilent Technologies *                                     1,144          69
-------------------------------------------------------------------------------
Corning                                                    1,500         492
-------------------------------------------------------------------------------
Molex (Class A)                                            2,687         108
-------------------------------------------------------------------------------
                                                                         669
-------------------------------------------------------------------------------

Communications Equipment  1.8%
LM Ericsson (Class B) ADR                                 17,200         353
-------------------------------------------------------------------------------
Lucent Technologies                                        5,500         230
-------------------------------------------------------------------------------
Motorola                                                   3,600         130
-------------------------------------------------------------------------------
Nokia ADR                                                  2,100          94
-------------------------------------------------------------------------------
Tellabs *                                                  1,700          96
-------------------------------------------------------------------------------
                                                                         903
-------------------------------------------------------------------------------
Semiconductors  8.1%
Altera *                                                   9,200         596
-------------------------------------------------------------------------------
Intel                                                     16,800       1,258
-------------------------------------------------------------------------------
Linear Technology                                          8,400         603
-------------------------------------------------------------------------------
Maxim Integrated Products *                                9,400         824
-------------------------------------------------------------------------------
Texas Instruments                                          7,200         482
-------------------------------------------------------------------------------
Xilinx *                                                   4,000         356
-------------------------------------------------------------------------------
                                                                       4,119
-------------------------------------------------------------------------------
Miscellaneous Computer Hardware  1.3%
EMC *                                                      4,400   $     431
-------------------------------------------------------------------------------
Symbol Technologies                                        5,175         214
-------------------------------------------------------------------------------
                                                                         645
-------------------------------------------------------------------------------
Computer Software  3.0%
BMC Software *                                               700          19
-------------------------------------------------------------------------------
Computer Associates                                        2,000          64
-------------------------------------------------------------------------------
Microsoft *                                                8,900         622
-------------------------------------------------------------------------------
Oracle *                                                   8,850         805
-------------------------------------------------------------------------------
                                                                       1,510
-------------------------------------------------------------------------------
Information Services  0.4%
Automatic Data Processing                                  3,800         227
-------------------------------------------------------------------------------
                                                                         227
-------------------------------------------------------------------------------

Computer Communications Equipment  1.8%
Cisco Systems *                                           13,500         927
-------------------------------------------------------------------------------
                                                                         927
-------------------------------------------------------------------------------
Computer Makers  2.0%
Dell Computer *                                            4,500         196
-------------------------------------------------------------------------------
Hewlett-Packard                                            3,000         362
-------------------------------------------------------------------------------
Sun Microsystems *                                         3,800         482
-------------------------------------------------------------------------------
                                                                       1,040
-------------------------------------------------------------------------------
Semiconductor Capital Equipment  0.4%
Applied Materials *                                        2,600         224
-------------------------------------------------------------------------------
                                                                         224
-------------------------------------------------------------------------------
Total Technology                                                      10,264
-------------------------------------------------------------------------------

BASIC MATERIALS  0.5%
Forest Products & Paper  0.3%
Kimberly-Clark                                             2,100         123
-------------------------------------------------------------------------------
                                                                         123
-------------------------------------------------------------------------------
Chemicals  0.2%
Ecolab                                                     2,300          90
-------------------------------------------------------------------------------
Valspar                                                    1,000          30
-------------------------------------------------------------------------------
                                                                         120
-------------------------------------------------------------------------------
Total Basic Materials                                                    243
-------------------------------------------------------------------------------

BUSINESS SERVICES  1.5%
Industrial  0.7%
Cintas                                                     2,250   $      93
-------------------------------------------------------------------------------
DeVry *                                                    3,400         127
-------------------------------------------------------------------------------
Robert Half International *                                4,000         127
-------------------------------------------------------------------------------
                                                                         347
-------------------------------------------------------------------------------
Business Services  0.3%
Paychex                                                    3,150         141
-------------------------------------------------------------------------------
                                                                         141
-------------------------------------------------------------------------------

Advertising  0.5%
Interpublic Group                                          2,800         107
-------------------------------------------------------------------------------
Omnicom                                                    1,600         134
-------------------------------------------------------------------------------
                                                                         241
-------------------------------------------------------------------------------
Total Business Services                                                  729
-------------------------------------------------------------------------------

HEALTH CARE  6.2%
Drugs  4.6%
American Home Products                                     3,300         179
-------------------------------------------------------------------------------
Amgen *                                                    2,700         205
-------------------------------------------------------------------------------
AstraZeneca Group ADR                                      2,100          96
-------------------------------------------------------------------------------
Bristol-Myers Squibb                                       4,900         260
-------------------------------------------------------------------------------
Eli Lilly                                                  1,700         124
-------------------------------------------------------------------------------
Glaxo Wellcome ADR                                         1,500          86
-------------------------------------------------------------------------------
Merck                                                      5,800         405
-------------------------------------------------------------------------------
Pfizer                                                    13,975         604
-------------------------------------------------------------------------------
Pharmacia                                                  2,690         158
-------------------------------------------------------------------------------
Schering-Plough                                            3,600         144
-------------------------------------------------------------------------------
SmithKline Beecham ADR                                     1,600         105
-------------------------------------------------------------------------------
                                                                       2,366
-------------------------------------------------------------------------------
Medical Products  1.6%
Abbott Laboratories                                        2,700         118
-------------------------------------------------------------------------------
Guidant *                                                  1,000          67
-------------------------------------------------------------------------------
Johnson & Johnson                                          4,100         377
-------------------------------------------------------------------------------
Medtronic                                                  5,200         267
-------------------------------------------------------------------------------
                                                                         829
-------------------------------------------------------------------------------
Total Health Care                                                      3,195
-------------------------------------------------------------------------------

RETAIL  2.7%
Department Stores  0.8%
Wal-Mart                                                   8,300   $     394
-------------------------------------------------------------------------------
                                                                         394
-------------------------------------------------------------------------------
Specialty Retail  1.9%
Bed Bath & Beyond *                                        3,600          63
-------------------------------------------------------------------------------
CVS                                                        1,500          55
-------------------------------------------------------------------------------
Dollar General                                             4,906         101
-------------------------------------------------------------------------------
Home Depot                                                 5,200         250
-------------------------------------------------------------------------------
Tiffany & Company                                          7,200         300
-------------------------------------------------------------------------------
Walgreen                                                   3,400         112
-------------------------------------------------------------------------------
Williams-Sonoma *                                          3,200         115
-------------------------------------------------------------------------------
                                                                         996
-------------------------------------------------------------------------------
Total Retail                                                           1,390
-------------------------------------------------------------------------------

CONSUMER DISCETIONARY  2.7%
Restaurants 0.3%
McDonald's                                                 2,000          66
-------------------------------------------------------------------------------
Starbucks *                                                2,600          95
-------------------------------------------------------------------------------
                                                                         161
-------------------------------------------------------------------------------
Entertainment 1.0%
Viacom *                                                   4,882         329
-------------------------------------------------------------------------------
Disney                                                     4,100         160
-------------------------------------------------------------------------------
                                                                         489
-------------------------------------------------------------------------------
Publishing 0.5%
McGraw Hill                                                4,000         248
-------------------------------------------------------------------------------
                                                                         248
-------------------------------------------------------------------------------

Media 0.9%
Clear Channel Communications *                             2,146         155
-------------------------------------------------------------------------------
Time Warner                                                4,100         350
-------------------------------------------------------------------------------
                                                                         505
-------------------------------------------------------------------------------
Total Consumer Discretionary                                           1,403
-------------------------------------------------------------------------------

INDUSTRIAL  2.1%
Defense and Aerospace  0.3%
Boeing                                                     3,100         166
-------------------------------------------------------------------------------
                                                                         166
-------------------------------------------------------------------------------
Heavy Electical Equipment  1.6%
GE                                                        14,200   $     833
-------------------------------------------------------------------------------
                                                                         833
-------------------------------------------------------------------------------
Industrial Parts  0.2%
Illinois Tool Works                                        1,300          73
-------------------------------------------------------------------------------
                                                                          73
-------------------------------------------------------------------------------
Total Industrial                                                       1,072
-------------------------------------------------------------------------------

TELECOMMUNICATIONS  0.3%
Wireless Telecommunications 0.3%
Vodafone Group ADR                                         4,000         164
-------------------------------------------------------------------------------
Total Telecommunications                                                 164
-------------------------------------------------------------------------------

TRANSPORTATION  0.2%
Trucking, Shipping, Air Freight  0.2%
Expeditors International of Washington                     2,200         107
-------------------------------------------------------------------------------
Total Transportation                                                     107
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $11,893)                                   24,753

MUNICIPAL BONDS  51.1%

ALABAMA  0.5%
Selma Ind. Dev. Board, International Paper,
        5.50%, 7/15/01$                                  250,000         250
-------------------------------------------------------------------------------
Total Alabama (Cost  $250)                                               250
-------------------------------------------------------------------------------

ARIZONA  1.0%
Phoenix, GO, 5.875%, 7/1/18                              500,000         526
-------------------------------------------------------------------------------
Total Arizona (Cost  $514)                                               526
-------------------------------------------------------------------------------

ARKANSAS  0.4%
Valdez Marine Terminal, Exxon Pipeline,
        VRDN (Currently 4.30%)                           100,000         100
-------------------------------------------------------------------------------
Valdez, PCR, Exxon Pipeline, VRDN (Currently 4.30%)      100,000         100
-------------------------------------------------------------------------------
Total Arkansas (Cost  $200)                                              200
-------------------------------------------------------------------------------

CONNECTICUT  0.9%
Connecticut Dev. Auth.
    Mystic Marinelife Aquarium
        6.875%, 12/1/17                              $   100,000   $     101
-------------------------------------------------------------------------------
Mashantucket
        5.50%, 9/1/28                                    200,000         180
-------------------------------------------------------------------------------
        5.75%, 9/1/27                                    200,000         186
-------------------------------------------------------------------------------
Total Connecticut (Cost  $458)                                           467
-------------------------------------------------------------------------------

DISTRICT OF COLUMBIA  3.5%
District of Columbia, GO
        6.00%, 6/1/15                                  1,000,000       1,072
-------------------------------------------------------------------------------
        6.00%, 6/1/17 (MBIA Insured)                     500,000         532
-------------------------------------------------------------------------------
District of Columbia Hosp.
    Medlantic Healthcare Group
        5.25%, 8/15/19 (MBIA Insured)
        (Escrowed to Maturity)                           200,000         194
-------------------------------------------------------------------------------
Total District of Columbia (Cost  $1,718)                              1,798
-------------------------------------------------------------------------------

FLORIDA  3.0%
Florida Board of Ed., GO, Capital Outlay,
        5.00%, 6/1/03                                  1,000,000       1,016
-------------------------------------------------------------------------------
Hillsborough County IDA, PCR
    Tampa Electric
        VRDN (Currently 4.35%)                           200,000         200
-------------------------------------------------------------------------------
Jacksonville HFA, Genesis Rehabilitation Hosp.
        VRDN (Currently 4.30%)                           300,000         300
-------------------------------------------------------------------------------
Total Florida (Cost  $1,518)                                           1,516
-------------------------------------------------------------------------------

GEORGIA  2.2%
Georgia, GO, 6.25%, 8/1/13                             1,000,000       1,123
-------------------------------------------------------------------------------
Total Georgia (Cost  $1,093)                                           1,123
-------------------------------------------------------------------------------

IDAHO  0.4%
Idaho HFA, St. Lukes Regional Medical Center
        VRDN (Currently 4.30%)                           205,000         205
-------------------------------------------------------------------------------
Total Idaho (Cost  $205)                                                 205
-------------------------------------------------------------------------------

ILLINOIS  2.6%
Chicago Water, Capital Appreciation
        Zero Coupon, 11/1/11 (FGIC Insured)          $   500,000   $     284
-------------------------------------------------------------------------------
Illinois HFA, Riverside Health Systems,
        6.00%, 11/15/18                                  115,000         110
-------------------------------------------------------------------------------
Metropolitan Pier & Expo Auth.
    McCormick Place Expedition Project
        5.25%, 12/15/28 (FGIC Insured)                 1,000,000         946
-------------------------------------------------------------------------------
Total Illinois (Cost  $1,318)                                          1,340
-------------------------------------------------------------------------------

INDIANA  0.4%
Goshen, Greencroft Obligation Group, 5.75%, 8/15/28      250,000         200
-------------------------------------------------------------------------------
Total Indiana (Cost  $246)                                               200
-------------------------------------------------------------------------------

LOUISIANA  1.3%
Louisiana Offshore Terminal Auth.,
        VRDN (Currently 4.30%)                           400,000         400
-------------------------------------------------------------------------------
West Feliciana Parish, PCR, Entergy Gulf States,
        5.65%, 9/1/04                                    250,000         252
-------------------------------------------------------------------------------
Total Louisiana (Cost  $650)                                             652
-------------------------------------------------------------------------------

MARYLAND  2.1%
Baltimore, 6.00%, 7/1/18 (FSA Insured)                 1,000,000       1,059
-------------------------------------------------------------------------------
Total Maryland (Cost  $1,030)                                          1,059
-------------------------------------------------------------------------------

MASSACHUSETTS  2.6%
Massachusetts Municipal Wholesale Electric
        6.75%, 7/1/05 (MBIA Insured)                     250,000         264
-------------------------------------------------------------------------------
Massachusetts Water Pollution, 6.00%, 8/1/18           1,000,000       1,082
-------------------------------------------------------------------------------
Total Massachusetts (Cost  $1,278)                                     1,346
-------------------------------------------------------------------------------

MICHIGAN  2.5%
Michigan Hosp. Fin. Auth., Ascension Health Credit
        5.20%, 11/15/05                                1,000,000         999
-------------------------------------------------------------------------------
Univ. of Michigan
    Hosp., VRDN (Currently 4.35%)                        100,000         100
-------------------------------------------------------------------------------
    Medical Service Plan, VRDN (Currently 4.35%)         200,000         200
-------------------------------------------------------------------------------
Total Michigan (Cost  $1,300)                                          1,299
-------------------------------------------------------------------------------

MISSISSIPPI  1.0%
Mississippi, GO, Capital Improvements,
        5.00%, 11/1/05                               $   515,000   $     526
-------------------------------------------------------------------------------
Total Mississippi (Cost  $535)                                           526
-------------------------------------------------------------------------------

MISSOURI  0.5%
St. Louis Airport, 6.25%, 1/1/03                         250,000         254
-------------------------------------------------------------------------------
Total Missouri (Cost  $252)                                              254
-------------------------------------------------------------------------------

NEW JERSEY  0.7%
New Jersey Economic Dev. Auth., Franciscan Oaks
        5.75%, 10/1/23                                   100,000          82
-------------------------------------------------------------------------------
New Jersey Housing and Mortgage Fin. Agency,
        Multi-Family
        5.55%, 11/1/09 (FSA Insured)                     260,000         267
-------------------------------------------------------------------------------
Total New Jersey (Cost  $359)                                            349
-------------------------------------------------------------------------------

NEW MEXICO  1.0%
New Mexico Mortgage Fin. Auth.
    Single Family Mortgage
        6.00%, 3/1/27                                    500,000         504
-------------------------------------------------------------------------------
Total New Mexico (Cost  $500)                                            504
-------------------------------------------------------------------------------

NEW YORK  5.3%
Dormitory Auth. of the State of New York,
        State Univ. Ed. Fac.
        5.40%, 5/15/23                                   250,000         241
-------------------------------------------------------------------------------
Long Island Power Auth., 5.00%, 4/1/02                   250,000         252
-------------------------------------------------------------------------------
Municipal Assistance Corporation New York
        6.00%, 7/1/07                                    750,000         812
-------------------------------------------------------------------------------
New York City, GO
        7.50%, 2/1/01                                    100,000         101
-------------------------------------------------------------------------------
        7.625%, 2/1/15 (Prerefunded 1/2/02+)             235,000         249
-------------------------------------------------------------------------------
New York City Transitional Fin Auth., Future Tax
        5.75%, 11/15/20                                  500,000         513
-------------------------------------------------------------------------------
        5.875%, 11/1/16                                  500,000         529
-------------------------------------------------------------------------------
Total New York (Cost  $2,625)                                          2,697
-------------------------------------------------------------------------------

NORTH CAROLINA  0.6%
North Carolina Eastern Municipal Power Agency
        6.00%, 1/1/05                                $   300,000   $     309
-------------------------------------------------------------------------------
Total North Carolina (Cost  $304)                                        309
-------------------------------------------------------------------------------

PENNSYLVANIA  1.8%
Beaver County IDA, PCR, Toledo Edison, 4.85%,6/1/04     500,000         485
-------------------------------------------------------------------------------
Bucks County IDA, Chandler Hall, 6.30%, 5/1/29           250,000         216
-------------------------------------------------------------------------------
Montgomery County, HHEFA, Faulkeways at Gwynedd
        6.75%, 11/15/24                                  200,000         199
-------------------------------------------------------------------------------
Total Pennsylvania (Cost  $904)                                          900
-------------------------------------------------------------------------------

PUERTO RICO  1.9%
Puerto Rico Electric Power Auth.
        5.375%, 7/1/27 (MBIA Insured)                  1,000,000         994
-------------------------------------------------------------------------------
Total Puerto Rico (Cost  $914)                                           994
-------------------------------------------------------------------------------

SOUTH CAROLINA  1.1%
Connector 2000 Assoc., Greenville Toll Road
        Zero Coupon, 1/1/09                              500,000         270
-------------------------------------------------------------------------------
Piedmont Municipal Power Agency, Electric,
        5.75%, 1/1/24                                    300,000         274
-------------------------------------------------------------------------------
Total South Carolina (Cost  $581)                                        544
-------------------------------------------------------------------------------

TENNESSEE  0.4%
Tennessee HDA, Homeownership, Zero Coupon, 7/1/16        500,000         194
-------------------------------------------------------------------------------
Total Tennessee (Cost  $205)                                             194
-------------------------------------------------------------------------------

TEXAS  5.0%
Brazos River Auth., Reliant Energy, 5.20%, 12/1/02       500,000         500
-------------------------------------------------------------------------------
Dallas County Utility & Reclamation Dist.
        5.875%, 2/15/29 (AMBAC Insured)                1,000,000       1,010
-------------------------------------------------------------------------------
Harris County HFA, St. Luke's Episcopal Hosp.
        VRDN (Currently 4.35%)                           100,000         100
-------------------------------------------------------------------------------
Houston Water and Sewer System
        5.375%, 12/1/27 (FGIC Insured)                 1,000,000         962
-------------------------------------------------------------------------------
Total Texas (Cost  $2,469)                                             2,572
-------------------------------------------------------------------------------

UTAH  1.9%
Emery County, PCR, Pacificorp
        4.35%, 9/1/00 (AMBAC Insured)                $   100,000   $     100
-------------------------------------------------------------------------------
Intermountain Power Agency
        5.375%, 7/1/08                                   310,000         317
-------------------------------------------------------------------------------
        5.375%, 7/1/08 (Escrowed to Maturity)            540,000         554
-------------------------------------------------------------------------------
Total Utah (Cost  $954)                                                  971
-------------------------------------------------------------------------------

VIRGINIA  1.4%
Pocahontas Parkway Assoc., Toll Road,
        Zero Coupon, 8/15/18                             900,000         238
-------------------------------------------------------------------------------
Virginia HDA, 5.60%, 11/1/18                             500,000         495
-------------------------------------------------------------------------------
Total Virginia (Cost  $774)                                              733
-------------------------------------------------------------------------------

WASHINGTON  2.1%
Port of Seattle, 5.50%, 2/1/26 (MBIA Insured)          1,000,000         984
-------------------------------------------------------------------------------
Washington, GO, 5.375%, 9/1/02                           100,000         102
-------------------------------------------------------------------------------
Total Washington (Cost  $1,068)                                        1,086
-------------------------------------------------------------------------------

WEST VIRGINIA  2.0%
West Virginia, GO, 5.75%, 6/1/15                       1,000,000       1,047
-------------------------------------------------------------------------------
Total West Virginia (Cost  $1,035)                                     1,047
-------------------------------------------------------------------------------

WISCONSIN  1.0%
Wisconsin HEFA, Children's Hosp.
        5.625%, 2/15/15 (AMBAC Insured)                  500,000         515
-------------------------------------------------------------------------------
Total Wisconsin (Cost  $521)                                             515
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $25,778)                                  26,176

Total Investments in Securities
99.5% of Net Assets (Cost  $37,671)                                $  50,929

Other Assets Less Liabilities                                            219

NET ASSETS                                                         $  51,148

Net Assets Consist of:
Accumulated net investment income -
 net of distributions                                              $      37
Accumulated net realized gain/loss -
 net of distributions                                                 (1,357)
Net unrealized gain (loss)                                            13,258
Paid-in-capital applicable to 3,385,668
 shares of $0.0001 par value capital
 stock outstanding; 1,000,000,000
 shares authorized                                                    39,210

NET ASSETS                                                         $  51,148

NET ASSET VALUE PER SHARE                                          $   15.11

    *  Non-income producing
    +  Used in determining portfolio maturity
  ADR  American Depository Receipt
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Growth Fund
---------------------------------------
Unaudited                                                      August 31, 2000

STATEMENT OF NET ASSETS
-----------------------                                Shares           Value
                                                            In thousands
COMMON STOCKS  99.8%
FINANCIAL  20.8%
Banks  8.7%
Bank of New York                                       15,700   $         823
------------------------------------------------------------------------------
Citigroup                                              31,200           1,821
------------------------------------------------------------------------------
Mellon Financial                                       35,700           1,616
------------------------------------------------------------------------------
Northern Trust                                         18,400           1,552
------------------------------------------------------------------------------
State Street                                           12,700           1,495
------------------------------------------------------------------------------
Wells Fargo                                            11,500             497
------------------------------------------------------------------------------
                                                                        7,804
------------------------------------------------------------------------------
Financial Services  7.1%
American Express                                       19,200           1,135
------------------------------------------------------------------------------
Equifax                                                 9,000             229
------------------------------------------------------------------------------
Fannie Mae                                             33,000           1,774
------------------------------------------------------------------------------
Freddie Mac                                            43,900           1,849
------------------------------------------------------------------------------
Marsh & McLennan                                       11,500           1,366
------------------------------------------------------------------------------
                                                                        6,353
------------------------------------------------------------------------------
Life & Health Insurance  0.4%
American General                                        5,000             364
------------------------------------------------------------------------------
                                                                          364
------------------------------------------------------------------------------
Property & Casualty Insurance  1.9%
AMBAC                                                   6,000             388
------------------------------------------------------------------------------
American International Group                           15,000           1,337
------------------------------------------------------------------------------
                                                                        1,725
------------------------------------------------------------------------------

Securities & Asset Management  2.7%
Charles Schwab                                         51,430           1,964
------------------------------------------------------------------------------
Franklin Resources                                     13,000             494
------------------------------------------------------------------------------
                                                                        2,458
------------------------------------------------------------------------------
Total Financial                                                        18,704
------------------------------------------------------------------------------

TELECOMMUNICATIONS  0.7%
Wireless Telecommunications  0.7%
Vodafone Group ADR                                     14,500             594
------------------------------------------------------------------------------
Total Telecommunications                                                  594
------------------------------------------------------------------------------

CONSUMER NONDURABLES  6.5%
Home Products  1.8%
Avon                                                   11,300   $         443
------------------------------------------------------------------------------
Colgate-Palmolive                                       8,300             423
------------------------------------------------------------------------------
Gillette                                               13,500             405
------------------------------------------------------------------------------
Procter & Gamble                                        5,500             340
------------------------------------------------------------------------------
                                                                        1,611
------------------------------------------------------------------------------
Beverages  2.3%
Coca-Cola                                              18,500             974
------------------------------------------------------------------------------
PepsiCo                                                26,500           1,129
------------------------------------------------------------------------------
                                                                        2,103
------------------------------------------------------------------------------
Food  1.4%
General Mills                                          10,300             331
------------------------------------------------------------------------------
Sysco                                                  11,600             491
------------------------------------------------------------------------------
Wrigley                                                 5,600             414
------------------------------------------------------------------------------
                                                                        1,236
------------------------------------------------------------------------------

Apparel & Textiles  0.2%
NIKE (Class B)                                          5,700             225
------------------------------------------------------------------------------
                                                                          225
------------------------------------------------------------------------------
Alcohol  0.8%
Anheuser-Busch                                          8,800             694
------------------------------------------------------------------------------
                                                                          694
------------------------------------------------------------------------------
Total Consumer Nondurables                                              5,869
------------------------------------------------------------------------------

RETAIL  5.3%
Department Stores  1.7%
Wal-Mart                                               32,700           1,551
------------------------------------------------------------------------------
                                                                        1,551
------------------------------------------------------------------------------
Specialty Retail  3.6%
Bed Bath & Beyond *                                    18,000             317
------------------------------------------------------------------------------
CVS                                                     6,300             234
------------------------------------------------------------------------------
Dollar General                                         15,575             320
------------------------------------------------------------------------------
Home Depot                                             21,000           1,009
------------------------------------------------------------------------------
Tiffany & Company                                      14,200             591
------------------------------------------------------------------------------
Walgreen                                               13,300             437
------------------------------------------------------------------------------
Williams-Sonoma *                                       8,000             288
------------------------------------------------------------------------------
                                                                        3,196
------------------------------------------------------------------------------
Total Retail                                                            4,747
------------------------------------------------------------------------------

TECHNOLOGY  35.5%
Electronic Equipment  2.1%
Corning                                                 4,500   $       1,475
------------------------------------------------------------------------------
Molex (Class A)                                        11,125             448
------------------------------------------------------------------------------
                                                                        1,923
------------------------------------------------------------------------------

Communications Equipment  4.8%
LM Ericsson (Class B) ADR                              37,600             772
------------------------------------------------------------------------------
Lucent Technologies                                    15,000             627
------------------------------------------------------------------------------
Motorola                                               16,000             577
------------------------------------------------------------------------------
Nokia ADR                                              20,500             921
------------------------------------------------------------------------------
Nortel Networks                                        14,000           1,142
------------------------------------------------------------------------------
Tellabs *                                               5,400             304
------------------------------------------------------------------------------
                                                                        4,343
------------------------------------------------------------------------------
Semiconductors  9.7%
Altera *                                               20,000           1,296
------------------------------------------------------------------------------
Intel                                                  48,000           3,594
------------------------------------------------------------------------------
Linear Technology                                      11,800             848
------------------------------------------------------------------------------
Maxim Integrated Products *                            10,000             876
------------------------------------------------------------------------------
Texas Instruments                                      18,600           1,245
------------------------------------------------------------------------------
Xilinx *                                               10,200             907
------------------------------------------------------------------------------
                                                                        8,766
------------------------------------------------------------------------------
Miscellaneous Computer Hardware  2.5%
EMC *                                                  15,000           1,470
------------------------------------------------------------------------------
Symbol Technologies                                    18,150             751
------------------------------------------------------------------------------
                                                                        2,221
------------------------------------------------------------------------------
Computer Software  6.2%
BMC Software *                                          7,000             189
------------------------------------------------------------------------------
Computer Associates                                     9,300             295
------------------------------------------------------------------------------
Intuit *                                                4,500             270
------------------------------------------------------------------------------
Microsoft *                                            36,700           2,563
------------------------------------------------------------------------------
Oracle *                                               24,800           2,255
------------------------------------------------------------------------------
                                                                        5,572
------------------------------------------------------------------------------

Information Services  1.8%
Automatic Data Processing                              17,200           1,026
------------------------------------------------------------------------------
First Data                                             12,100             577
------------------------------------------------------------------------------
                                                                        1,603
------------------------------------------------------------------------------
Computer Communications Equipment  3.8%
Cisco Systems *                                        50,500           3,467
------------------------------------------------------------------------------
                                                                        3,467
------------------------------------------------------------------------------
Computer Makers  3.6%
Dell Computer *                                        21,000   $         917
------------------------------------------------------------------------------
Hewlett-Packard                                         8,200             990
------------------------------------------------------------------------------
Sun Microsystems *                                     10,200           1,295
------------------------------------------------------------------------------
                                                                        3,202
------------------------------------------------------------------------------
Semiconductor Capital Equipment  1.0%
Applied Materials *                                    10,000             863
------------------------------------------------------------------------------
                                                                          863
------------------------------------------------------------------------------
Total Technology                                                       31,960
------------------------------------------------------------------------------

BUSINESS SERVICES  4.4%
Business Services  0.8%
Paychex                                                15,750             703
------------------------------------------------------------------------------
                                                                          703
------------------------------------------------------------------------------
Industrial Services  2.2%
Cintas                                                  9,250             384
------------------------------------------------------------------------------
Devry *                                                18,900             706
------------------------------------------------------------------------------
Robert Half International *                            28,400             904
------------------------------------------------------------------------------
                                                                        1,994
------------------------------------------------------------------------------
Advertising  1.4%
Interpublic Group                                      10,800             413
------------------------------------------------------------------------------

Omnicom                                                 5,300             442
------------------------------------------------------------------------------
TMP Worldwide *                                         4,000             277
------------------------------------------------------------------------------
Young & Rubicam                                         2,000             117
------------------------------------------------------------------------------
                                                                        1,249
------------------------------------------------------------------------------
Total Business Services                                                 3,946
------------------------------------------------------------------------------

BASIC MATERIALS  1.1%
Chemicals  0.4%
Ecolab                                                  9,500             370
------------------------------------------------------------------------------
Valspar                                                 1,600              47
------------------------------------------------------------------------------
                                                                          417
------------------------------------------------------------------------------
Forest and Paper Products  0.7%
Kimberly-Clark                                         10,500             614
------------------------------------------------------------------------------
                                                                          614
------------------------------------------------------------------------------
Total Basic Materials                                                   1,031
------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  7.0%
Restaurants  0.9%
McDonald's                                              8,100   $         242
------------------------------------------------------------------------------
Starbucks *                                            14,400             526
------------------------------------------------------------------------------
                                                                          768
------------------------------------------------------------------------------
Entertainment  2.3%
Disney                                                 25,600             997
------------------------------------------------------------------------------
Viacom (Class B) *                                     16,105           1,084
------------------------------------------------------------------------------
                                                                        2,081
------------------------------------------------------------------------------
Publishing  1.1%
McGraw-Hill                                            16,500           1,022
------------------------------------------------------------------------------
                                                                        1,022
------------------------------------------------------------------------------

Media  2.7%
Clear Channel Communications *                         11,652             843
------------------------------------------------------------------------------
Time Warner                                            19,000           1,625
------------------------------------------------------------------------------
                                                                        2,468
------------------------------------------------------------------------------
Total Consumer Discretionary                                            6,339
------------------------------------------------------------------------------

INDUSTRIAL  3.8%
Heavy Electical Equipment  2.9%
GE                                                     44,800           2,629
------------------------------------------------------------------------------
                                                                        2,629
------------------------------------------------------------------------------
Defense and Aerospace  0.6%
Boeing                                                  9,600             515
------------------------------------------------------------------------------
                                                                          515
------------------------------------------------------------------------------
Industrial Parts  0.3%
Illinois Tool Works                                     4,500             252
------------------------------------------------------------------------------
                                                                          252
------------------------------------------------------------------------------
Total Industrial                                                        3,396
------------------------------------------------------------------------------

HEALTH CARE  14.2%
Drugs  10.2%
American Home Products                                 16,700             905
------------------------------------------------------------------------------
Amgen *                                                 6,800             516
------------------------------------------------------------------------------
AstraZeneca Group ADR                                   9,400             428
------------------------------------------------------------------------------
Bristol-Myers Squibb                                   14,600             774
------------------------------------------------------------------------------
Eli Lilly                                              10,500       $     767
------------------------------------------------------------------------------
Glaxo Wellcome ADR                                      6,700             386
------------------------------------------------------------------------------
Merck                                                  21,000           1,467
------------------------------------------------------------------------------
Pfizer                                                 53,800           2,327
------------------------------------------------------------------------------
Pharmacia                                              11,805             691
------------------------------------------------------------------------------
Schering-Plough                                        15,500             622
------------------------------------------------------------------------------
SmithKline Beecham ADR                                  4,900             320
------------------------------------------------------------------------------
                                                                        9,203
------------------------------------------------------------------------------

Medical Products  4.0%
Abbott Laboratories                                    13,400             586
------------------------------------------------------------------------------
Guidant *                                               7,000             471
------------------------------------------------------------------------------
Johnson & Johnson                                      17,500           1,609
------------------------------------------------------------------------------
Medtronic                                              17,100             877
------------------------------------------------------------------------------
                                                                        3,543
------------------------------------------------------------------------------
Total Health Care                                                      12,746
------------------------------------------------------------------------------

TRANSPORTATION  0.5%
Trucking, Shipping, Air Freight  0.5%
Expeditors International of Washington                  9,200             449
------------------------------------------------------------------------------
Total Transportation                                                      449
------------------------------------------------------------------------------
Total Common Stocks (Cost  $67,709)                                    89,781

SHORT-TERM INVESTMENTS  0.7%
Money Market Funds  0.7%
Reserve Investment Fund, 6.70%  #                     597,069             597
------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $597)                                 597


Total Investments in Securities
100.5% of Net Assets (Cost $68,306)                             $      90,378

Other Assets Less Liabilities                                            (454)

NET ASSETS                                                      $      89,924

Net Assets Consist of:
Accumulated net investment income -
  net of distributions                                          $        (128)
Accumulated net realized gain/loss -
  net of distributions                                                 (5,206)
Net unrealized gain (loss)                                             22,072
Paid-in-capital applicable to 7,125,798 shares
  of $0.0001 par value capital stock outstanding;
  1,000,000,000 shares authorized                                      73,186

NET ASSETS                                                      $      89,924

NET ASSET VALUE PER SHARE                                       $       12.62

    #  Seven-day yield
    *  Non-income producing
  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------                                  Unaudited
STATEMENT OF OPERATIONS
-----------------------                                         In thousands
                                                      Balanced        Growth
                                                          Fund          Fund
                                                      6 Months      6 Months
                                                         Ended         Ended
                                                       8/31/00       8/31/00
                                                       -------       -------
  Investment Income (Loss)
  Income
    Interest                                         $     647     $      19
    Dividend                                                74           301
    Securities lending                                      -              4
------------------------------------------------------------------------------
    Total income                                           721           324
------------------------------------------------------------------------------
  Expenses
    Investment management                                  120           284
    Custody and accounting                                  59            45
    Shareholder servicing                                   24            84
    Registration                                            10            13
    Prospectus and shareholder reports                       6            16
    Legal and audit                                          5             6
    Directors                                                4             3
    Miscellaneous                                            2             1
------------------------------------------------------------------------------
    Total expenses                                         230           452
    Reimbursed by Manager                                    4             -
------------------------------------------------------------------------------
    Net expenses                                           234           452
------------------------------------------------------------------------------
  Net investment income (loss)                             487          (128)
------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                  (245)       (2,519)
  Change in net unrealized gain or loss on securities    4,547        13,236
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                4,302        10,717
------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             $   4,789     $  10,589

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------                                    Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                         Balanced Fund             Growth Fund

                                   6 Months       Year    6 Months     7/30/99
                                      Ended      Ended       Ended     Through
                                    8/31/00    2/29/00     8/31/00     2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)    $     487  $     791   $    (128)  $     (39)
  Net realized gain (loss)             (245)      (612)     (2,519)     (2,687)
  Change in net unrealized
  gain or loss                        4,547      3,719      13,236       8,836
-------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations          4,789      3,898      10,589       6,110
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                (460)      (834)       -              -
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                         5,389     11,588      11,233      68,616
  Distributions reinvested              387        702           -           -
  Shares redeemed                    (2,211)    (5,888)     (4,271)     (2,410)
  Redemption fees received                6         15          37          20
-------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                  3,571      6,417       6,999      66,226
-------------------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                         7,900      9,481      17,588      72,336
Beginning of period                  43,248     33,767      72,336           -
-------------------------------------------------------------------------------
End of period                     $  51,148  $  43,248   $  89,924   $  72,336

*Share information
  Shares sold                           372        881         936       6,786
  Distributions reinvested               27         53           -           -
  Shares redeemed                      (156)      (445)       (371)       (225)
-------------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding                 243        489         565       6,561

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
Unaudited                                                       August 31, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Tax-Efficient Balanced Fund (the Balanced Fund) and the Tax-Efficient Growth Fund (the Growth Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the corporation and commenced operations on June 30, 1997, and July 30, 1999, respectively. The Balanced Fund seeks attractive long-term total returns on an after-tax basis by investing in a balanced portfolio of stocks and municipal bonds. The Growth Fund seeks attractive long-term capital appreciation on an after-tax basis by investing primarily in large-cap stocks selected mainly from the 1,000 largest U.S. companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Consistent with its investment objective, the Growth Fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The Growth Fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At August 31, 2000, the value of loaned securities was $1,815,000; aggregate collateral consisted of $1,855,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended August 31, 2000, were as follows:

                                        Balanced               Growth
                                            Fund                 Fund
                                        --------               ------
 Purchases                          $  9,592,000         $ 12,388,000
 Sales                                 6,905,000            5,167,000

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Balanced Fund had capital loss carryforwards for federal income tax purposes of $1,112,000 of which $17,000 expires in 2006, $425,00 expires in 2007, and $670,000 expires in 2008. As of February 29, 2000, the Growth Fund had capital loss carryforwards for federal income tax purposes of $1,717,000, all of which expires in 2008. The funds intend to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the costs of investments for the Balanced Fund and Growth Fund for federal income tax purposes were substantially the same as for financial reporting and totaled $37,671,000 and $68,306,000 respectively. Net unrealized gain (loss) on investments were as follows:

                                        Balanced               Growth
                                            Fund                 Fund
                                        --------               ------
Appreciated investments             $ 13,624,000        $  25,054,000
Depreciated investments                 (366,000)          (2,982,000)
Net unrealized gain (loss)          $ 13,258,000        $  22,072,000


NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $24,000 and $55,000 were payable at August 31, 2000 by the Balanced Fund and Growth Fund, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% and 0.30% of average daily net assets for the Balanced Fund and Growth Fund, respectively, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, for both the Balanced Fund and the Growth Fund, which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Thereafter, through February 28, 2003, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Pursuant to this agreement, $31,000 of the unaccrued fees were repaid by the Growth Fund during the six months ended August 31, 2000, and $6,000 and $1,000 of management fees for the Balanced Fund and the Growth Fund, respectively, remain unaccrued from a prior period. Pursuant to a previous agreement, $3,000 of the unaccrued fees and expenses were repaid by the Balanced Fund during the six months ended August 31, 2000, and $197,000 remains subject to reimbursement by the Balanced Fund through February 28, 2001.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Balanced and Growth Funds incurred expenses pursuant to these related party agreements totaling approximately $65,000 and $106,000, respectively, for the six months ended August 31, 2000, of which $12,000 and $11,000, respectively, were payable at period-end.

     The Growth Fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Growth Fund for the six months ended August 31, 2000, totaled $19,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).
AUTOMATIC INVESTING From your bank account or paycheck.
AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.
DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions. AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------

COMBINED STATEMENT Overview of all your accounts with T. Rowe Price. SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.
T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.
PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results. INSIGHTS Educational reports on investment strategies and financial markets. INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.T. Rowe Price Shareholder Services

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term


DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        C119-051  8/31/00